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The following slides were used by E. Kevin Hrusovsky, President and Chief Executive Officer of Caliper Life Sciences, Inc., during a presentation at the BioConference Live conference on October 26, 2011.

A Revolution in Personalized Medicine - from Concept to Reality Kevin Hrusovsky, CEO Caliper Life Sciences October 26, 2011

Agenda Is Healthcare Sick? What is Working and What Isn’t? What’s Next in Innovation? Human – World iHealth Revolutionizing Medicine

Lyman & Hirsch (2010), Personalized Medicine, pp223 40% decrease in smoking 50% decrease in infectious disease 30% decrease in infant mortality 30% decrease in premature cardiovascular deaths Are We Making Medical Progress?

First time in 200 years, children’s life expectancy is shorter than parents Gains are Plateauing Despite These Advances, Life Expectancy is Slowing

Lyman & Hirsch (2010), Personalized Medicine, pp223 However Europeans and Woman are Living Longer

"If you live to the age of a hundred you have it made, because very few people die past the age of a hundred.” - George Burns (1896-1996) Country 100 yrs + Per 100,000 China 17,800 1.3 Canada 3,795 11.5 UK 9,330 15 France 14,994 25 Japan 36,376 28 USA 95,548 31 Jaring Timmerman, 100 World record for backstroke Eemeli Vaynyrean, 100 Inventor’s gold medal Buster Martin, 101 Marathoner, Life Enthusiast Ruth Frith, 100 Shot-put gold medalist Fauja Singh, 100 World’s Oldest Marathon Runner Life Expectancy Calculator ? As Well as Centenians Living Longer and Doing More

. So why is life expectancy slowing and predicted to decline?

Costs doubled in U.S to $150B and projected to be $400B by 2020 Linked diseases: Diabetes, heart, kidney, cancer (NEJM, 2005; AHRQ, 2006; CBO, 2008; CDC, 2009) + = 37% Increase in Obesity Since 2000; 2/3 Adults are Overweight

http://www.prospectmagazine.co.uk/2010/07/a-pound-for-a-pound/ Alarming Obesity Trend and Negative Health Impact is Global

(NEJM, 2005; AHRQ, 2006; CBO, 2008; CDC, 2009) Transporting 100 People Car Bus Bicycle http://www.howwedrive.com/2010/06/ Life Expectancy has Inverse Correlation with Energy Consumption

http://thesocietypages.org/socimages/files/2009/03/debt2.png How Has the National and Global Debt Crisis Contributed?

http://www.jonathannicholas.com/2008/05/do-you-have-shrinking-square-feet/ Consuming more Energy and Eating Bigger Meals

Beyond Borders: Global biotechnology report 2011. Ernst & Young http://thesystemmd.com/?p=52 Despite Falling Life Expectancies, Expense Growing Rapidly

http://www.allhealth.org/sourcebookcontent.asp?CHID=123 Some Project Medicare Bankruptcy in Next 10-20 Years

$Billions 5% consume 50% and 65+ year olds spend 4x more Extending Life (77 to 84) Using Today’s Medicine, Doubles Costs

~ ~ $2.5M A Revolution in Medicine is Needed to Extend Life Economically Expand life from 77 to 100 years “Sick care to Healthcare”

While Healthcare may be Sick, There’s a Clear Path to 130

7 Billion in 2011 11 Billion in 2020? However, If We All Live to 100, World Health Must Be Addressed

What Isn’t Working?

http://www.thedailybeast.com/newsweek/2011/08/14/some-medical-tests-procedures-do-more-harm-than-good.html Are We Over-Testing / Treating?

http://positivesideeffects.com/2011/07/09/medical-care-3rd-leading-cause-of-death/ Many “Advances” are Actually Harmful

http://ulasbagci.com/2011/02/25/ct-imaging-does-it-cause-to-cancer/ http://www.time.com/time/health/article/0,8599,1818520,00.html#ixzz1bFI06WcL Some Suggest that CT Scans Cause Cancer

And Others Say Vitamins E causes Prostate Cancer

“If it were not for the great variability among individuals, medicine might well have been a science and not an art.” Sir William Osler (1849-1919) Only 25% of Cancer Drugs Work; $1 Trillion Wasted Annually

http://online.wsj.com/article/SB10001424052970204294504576615572596987098.html PSA Test Contributes to the Problem

Drug Discovery Today, 2009 Top 15 Selling Oncology Drugs Generated $27B w/ 35% response 65% non response = $18B waste Toxicity = $20B Biomarkers Identify which patients benefit Targeted drugs to ‘right’ patients HER2 test for Herceptin KRAS test for Erbitux 80% response rate Cancer Needs Biomarkers and a Precision Approach

What is Working?

30% Reduction in Hospitalizations for Heart Failure

# Cancer Survivors Doubled: Breast Cancer Earlier Detection

Hepatitis C Lupus Melanoma Cystic Fibrosis We are Making Breakthroughs in Many Categories

$2B $4B $5B $14B REQUIRES a biomarker test for 20 approved drugs RECOMMENDS a biomarker test for 102 approved drugs Updated: October 4, 2011 Biomarkers for Personalized Medicine Are Revolutionary

Plexxikon / Roche: 81% metastatic melanoma patients with a BRAF (V600E ) activating mutation responded to treatment with PLX4032, a highly selective kinase inhibitor. “These results represent a major breakthrough and provide proof that the treatment of metastatic melanoma can be individualized for a substantial percentage of patients.” NEJM Editorial, August 26, 2010 “We have never seen an 80% response rate in melanoma, or in any other solid tumor, for that matter, so this is remarkable.” Paul Chapman, M.D., Memorial Sloan-Kettering Cancer Center Source: Flaherty et al., NEJM, v. 363, pp. 809-819 An Incredible Recent Example – Metastatic Melanoma Cure

Molecular Testing is Replacing Invasive Amniocentesis

Powerful Boutique Firms are Emerging: 23andMe

N of One: Realizing Personalized Medicine

Biomarker Assessment for Personalized Treatment

http://www.informationisbeautiful.net/play/snake-oil-supplements/ And Websites are Beginning to Deal with Holistic Medicine

Site Directs to Scientific Literature

What’s Next in Innovation? Revolutionizing Medicine

Caliper’s Original View of the Drug Discovery Value Chain Industry Paradigms Reduce time to failure (HTS) Accelerate experimentation cycles Reduce false positives/negatives Improve productivity Design Compounds Synthesize Compounds Biological Assays Analyze Data Day 2 Day 1 Traditional Process: $1B Cost; $800M Failures High fidelity data, rapid innovation cycles

Strategic Goal DNA, RNA, Protein Cells Mice Tissue Human Preclinical Clinical In vitro In vivo COST OF TESTING DATA QUALITY IIH Bridge Yields Translational Medicine Improve predictive power of each phase of experimentation

Caliper & PKI Platforms for Translational Medicine



Strategic Goal
Instruments
Reagents & Services
DATA QUALITY
Clinical
Preclinical
Maestro, Vectra
VisEn, IVIS
Operetta (HCS)
Enspire, Automation, cell plate
LabChip, Zephyr, Janus, Envision
Human
Tissue
Mice
Cells
DNA, RNA, Protein
NGS
FI agents
SeeGene
Labels & Markers, TSA
Tissue Services
Labels & Markers, Bioluminescence
GPCR's
Labeled Cells & Markers
Rads, Alpha, Lance, DELFIA
AlphaLISA, Rads, Lance, DELFIA
In vitro
COST OF TESTING
In vivo

Caliper & PKI have assembled compelling technology platforms

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 in vitro in vivo Pre -clinical Clinical Clinical Pre-clinical Pre -clinical Clinical in vitro in vivo Operetta AlphaLISA Radiology business TSA LabChip CRi VisEn IVIS Prenatal and neonatal screening Molecular Dx – DXI/DXII Circulating tumor cells Clinical and companion diagnostics Molecular and Imaging technology Enabling personalized medicine Pathology Digital Pathology Caliper Bridging Strategy

Biotherapeutics: Targeted Discovery Cellular Systems Biomarkers Genomic Analysis: Treatment Imaging & Pathology Our Strategic Roadmap: Invest in Six Key Trends Six disruptive, enabling technologies to revolutionize medicine Detection

Four-year old Nicholas Volker was wasting away, despite 100+ surgeries to repair multiple intestinal fistulas Clinicians could not diagnose the problem Nicholas’ life was saved by whole-exome sequencing: Revealed mutation in XIAP (a mutation on the X chromosome) Once defect known, treated by a bone marrow transplant Nicholas is now 6 years old and thriving Also gaining traction in pathology labs for cancer profiling DeFrancesco & Subbaraman (2011) Nature Biotechnology, v.5, p.379 Next Gen Sequencing is Changing Disease Understanding

And Impacting Childhood Disease Detection

But is Being Bottlenecked by Sample Prep and Informatics sample prep & Informatics

Caliper is Collaborating to Address these Bottlenecks

QPCR End Point PCR Next Gen Sequencing Informatics Sample Prep Detection The Genetic Testing Landscape Today is Complicated

QPCR End Point PCR Next Gen Sequencing Informatics Sample Prep Detection Caliper is Working to Simplify and Integrate Workflows

The Power of Multiplexing is Substantial

 Single breast cancer marker analysis is “prone to error” 90,000 Ductal Carcinoma in situ (D.C.I.S.) cases misdiagnosed Her2 IHC status alone: 22% false positives and 9% false negatives ER / PR status alone – 10-20% false positive Multiple biomarker classification for breast cancer prognosis / treatment Quantitative, structural, multiplex biomarker data can improve diagnosis Reduced false positives and false negatives * New York Times, Prone to Error: Earliest Steps to Find Cancer, July 19th, 2010 Traditional H&E Multiplex Biomarker analysis Traditional Pathology is “Prone To Error” Improving clinical relevancy

But Better Technologies are Enabling More Accurate Results

Caliper LifeSciences

Multiplexed pAKT, pERK, & pS6 (plus DAPI) – Integrated Reagent Kit Capability (CST, HistoRx)



Conventional Color Image
Spectral signal isolation
Signal Composite Image
Pattern-recognition image analysis
Analyzed Image
pS6 vs pERK
pS6 (Alexa 647)
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
pERK (Alexa 555)

Vectra™

Autofluorescence removed

Per-cell multi-parameter data

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And Enabling More Multiplexing: "More from Less, Faster™"

Caliper LifeSciences

Traditional testing: A then B then C then D


A.
Test for KRAS mutation
B.
Test for EGFR mutation
No Further Molecular testing
C.
Test for EML4-ALK mutation
No Further Molecular testing
D.
Test for other mutations*
No Further Molecular testing
-
+
-
+
-
+

Serial Molecular Testing (Reflex approach)

A, B, C, D simultaneously


A.
Test for KRAS mutation
B.
Test for EGFR mutation
C.
Test for EML4-ALK translocation
D.
Test for other mutations?*
Optimal treatment
*Multiplexing

Simultaneous Molecular Testing

- Saves precious time
- Saves previous sample, if multiplexing* is used
- More cost-effective to run all three tests up front



Horn & Pao (2009) JCO, v.26, pp. 4232-4234; Bunn & Doebele (2011) JCO, v.29, pp.1-3

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Enabling Broad Characterization of CTCs "One/billion"


Patient Blood
CTC Isolation
CTCs
Applications
CTC Isolation Technologies
Immunostain
FISH
Sequence
qRT-PCR
Expression analysis
Cell culture
CTC
Leukocytes
Nuance/ Vectra
Labchip XT
LabChip GX/DX

Yu M et al. JCB 2011;192:373-382

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MSI Keratin Signaling 1 Signaling 2 Phalloidin Ki67 DAPI More from Less at MGH: First 6-Label, In-chip Analysis of CTCs More from less, faster, with higher fidelity

Pathologists are Adopting this Enabling Platform

Thought leading research pathologists:



Principle Invest.	Institution	Multiplexing Enablement
Massimo Loda	Dana Farber	Prostate cancer stratification (PI3K pathway)
Kent Osborne	Baylor	Breast cancer stratification (multiplexed Her1/2/3)
David Rimm	Yale (HistoRX founder)	Breast cancer aspirate prognostic, trainable pattern recognition
Gustavo Ayala	Baylor	Prostate cancer, prognostic based on tumor microenvironment analysis
Jennifer Hunt	Univ. of Arkansas Med. Sch.	Head & neck, multiplexed FISH prognostic (HPV 16, 18, and 33)
Humphrey Gardner	Novartis	Breast and lung cancer, Ph1 trials (PI3K pathway – pAKT, pERK, pS6)
Andrea Richardson	Harvard Med. School	Breast cancer stratification (multiplexed mRNA in FFPE)
Roger McLendon	Duke University	Brain cancer, multiplexed IHC prognostic
Carlo Croce	Ohio State Univ.	Multiplexed miRNA analysis in cancer FFPE
Mike Feldman	Univ. of Penn Med. School	Many cancers, multiplexed analysis for tumor infiltrating lymphocyte count, transplant rejection, proliferation assessment, etc.
Ken Bloom	Clarient	Breast Cancer, Multiplexed FISH and CISH

More from less, faster, with higher fidelity

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Shows location of fluorophore inside tumor. This is critical for validation in vivo results Can only tell that a particular antigen is present. Not that the antibody was bound to that antigen Biomarkers are a Key to Translational Sciences

A breakthrough in medical akin to antibiotics and vaccines? Converting somatic cells into iPSCs is a cellular breakthrough iPSCs are better: Technically much easier Cells are patient-specific Avoids immune rejection Eliminates ethical dilemma * Takahashi & Yamanaka pioneered the development of iP As are Stem Cells & Regenerative Medicine

Lumina II: Entry level bioluminescent/fluorescent imaging Lumina XR: Lumina with x-ray overlay Spectrum: Quantitative 2D and 3D optical imaging Kinetic: Fast, Real-time molecular imaging Maestro 2: Fully Automated premium fluorescence Imaging System Maestro EX: Entry-Level Fluorescence In Vivo Imaging System Quantum FX: Fast, low dose uCT Caliper Innovates Imaging Platforms for Better Detection

Largest Library of In-Vivo Imaging Publications Cumulative Publications And Researchers Are Finding Novel Applications

Children will be treated with specific vaccines based on genetic profile Smallpox is eradicated! Polio reduced from 400,000 cases in 1980 to 1600 in 2009 Guinea Worm disease reduced from 890,000 in 1989 to 3,200 in 2000 Is cancer the next disease to be eradicated? Merck – cervical cancer; Dendrion – prostate cancer; Vaccines are Preventing Disease

Transforming the Body’s Ability to Fight Disease LabChip GXII While Biotherapeutics are Transforming Treatment Regimens

And Targeted Small Molecules are Making a Major Impact

And Create Application-Focused, Disruptive Technologies

Caliper LifeSciences

		Products	More from Less, Faster and Better
Detection	Genome Sequencing	■ Sciclone® G3 / Zephyr® ■ LabChip® GX – XT – DS – Dx ■ Critical IP for NGS platforms	■ Minimizes sample yield loss ■ Reduces PCR biases ■ High quality results from smaller samples
	Imaging & Pathology	■ IVIS® Lumina II ■ IVIS® Kinetic / Spectrum	■ Distinguishes heterogeneity / morphology ■ Accelerated small animal trials
	Biomarkers / MDx	■ Nuance / Vectra / CTCs ■ Digital pathology platforms ■ LabChip® Dx + Automation	■ LCTF enables multispectral / multiplexing ■ Eliminates auto florescence ■ Biomarker to CDx regulatory scale up
Treatment	Biologics & Vaccines	■ LabChip® GX II – Proteins - Biologics	■ Gold standard BM discovery / validation tools
	Targeted Small Mol	■ LabChip® GX I / EZR – DNA, RNA, Epigenetics, Kinase, Protease, etc. ■ Drug Rescue – Tox - Oncology	■ Rapid enzyme screening and profiling for small molecule discovery programs ■ CRO stratification studies for tox / efficacy; Enabling drug rescue platform
	Stem Cells	■ IVIS® Kinetic ■ Emerging investment area	■ Many quantitative tests simultaneously

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Genomic Analysis Imaging & Pathology Biomarkers & CDx Biotherapeutics Targeted Small Mol Discovery Cellular Systems Detection Treatment Emerging R&D investment opportunity Caliper’s External Collaborations Drive Innovation

Human – World iHealth

Biotherapeutics: Targeted Small Molecule Discovery Cellular Systems Biomarkers & CDx Genomic Analysis: Detection Treatment Imaging & Pathology Services, Reagents & Informatics Detection & Probes Diagnostics Channel Readers & Reagents HCS Imaging & consumables QC Assays Informatics World Health Enabling Platforms for World Health

World Health Cancer Personalized Medicine Fitness Climate Clean Water Translational Medicine Carcinogens Mental Health Regenerative Medicine Pollution

World Health 13 million deaths/year saved by clean environments 4 million child deaths/yr saved by clean water & air 1/3 of all children’s disease is environmental In the least developed countries, 1/3 of death and disease is a direct result of environmental causes Better environmental could prevent 41% deaths from respiratory infections, and 94% diarrheal disease

Food Pathogens Chemicals Water Safety Pollution Biomarkers Side Effects Calories Dosages Symptoms Exercise Improving iHealth one app at a time Medicines Air Quality Human Health World Health

State of Healthcare Triple Crown Focus Revolutionizing Medicine Culture is a Critical Component to Enable a Revolution

Improve the quality and length of life for all mankind by commercializing disruptive technologies that enable a revolution in personalized healthcare. Common Greater Purpose

Culture; High Performance Teams Inspiring Innovation & Growth

Open our Minds and Learn from Others Steal Shamelessly Best Practices Secretariat Invictus Coach Carter Remember the Titans Apollo 13 Rudy Long Life Resources http://www.livingto100.com/ http://www.realage.com http://www.healthstatus.com/ http://www.personalgenomes.org/ http://www.webmd.com/ http://familyhealth.com/ http://www.informationisbeautiful.net/play/snake-oil-supplements/ Innovation Reading List & Resources

Stakeholder Input Drives Strategic Decisions Kathryn Tunstall Caliper BOD Bob Burt Pfizer BOD Ross Muken Deutsche Bank

One Vision One Team – ALL IN We have an unprecedented opportunity to impact patients We are responsible for our mindset, behavior and unconquerable spirit We must be masters of our fate to unleash this “Tremendous Machine” What are the ingredients for Greatness? - Inspire yourself and the great team around you - Work together to build and use this tremendous machine to benefit patients - Never Ever give in to anything but progress. Will our way forward. - Make this our personal destiny, make this our personal moment We can do it! We will do it! Our future starts right now and is in your capable hands

Key Stakeholders: Opportunity to Leverage Momentum all are “bought in” to Caliper vision Strategic Customers: Pfizer, J&J, BMS, Amgen, Abbott, Novartis, Broad, Stanford, Miami, Core genome centers Partnerships with NimbleGen, NuGEN, Illumina, HistoRx, CST, Seegene, Access Genetics, Dupont, etc. Investors & analysts believe in vision & operational plans Fastest growing stock ’09: +150% ‘10: +140% ‘11: + 60% +1200% in 2.5 Yrs Profitable Innovation & Growth

Bringing technology, discovery, and development closer to patients IRB re-invention Collaborations Drive Reinvented IRB Processes

High profile keynote speakers Six themes, 100 speakers, 1000 attendees Game changing talks and inputs 27 20 11 16 17 12 Caliper Owners Group is Critical Feedback Forum

Willard Scott Rick’s Mom, Eva Bernal 104 years! Passed in January 2009 In Loving Memory My Mom, Eileen Hrusovsky 81 years! BUCKEYE Grandma Passed in July’07 In Loving Memory Randy Pausch Passed in 2009 Andrew McDonough B+ Foundation Passed in 2009 Elliot Parish “Elliot’s Machine” Passed in 2011 Steve Jobs Co-founder Apple Inc. Passed in 2011 Alexandra Scott “Alex’s Lemonade” Passed in 2004

Thank You! Acknowledgements: Caliper Customers and Collaborators Caliper and PerkinElmer Team: Irene Rombel, Ph.D., Mark Roskey, Ph.D., Nate Cosper, Ph.D., Alan Fletcher, Ph.D., Rob Friel, Isaac Meek and Cathy Portanova

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